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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): October 14, 1999



                            GARY PLAYER DIRECT, INC.
        (Exact Name of Small Business Issuer as Specified in Its Charter)




     Delaware                       033-07811NY               91-1999113
--------------------------------    -----------               ------------------
State or Other Jurisdiction         Commission                IRS Employer
of Incorporation or Organization    File Number               Identification No.

710 Aerovista, Suite B, San Luis Obispo, CA                   93401
-------------------------------------------                   --------
Address of Principal Executive Offices                        Zip Code




        Registrant's telephone number, including area code: (805)783-1011
                                                           --------------



                2811 AIRPARK DRIVE, SANTA MARIA, CALIFORNIA 93455
          -----------------------------------------------------------
          Former name or former address, if changed since last report


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Item 5. Other Events.

         Gary Player Direct, Inc. (the "Company") entered into a Succession Plan and Agreement (the "Succession Plan") effective on October 14, 1999 pursuant to which Mr. A.J. Cervantes resigned from his positions as the Company's Chairman, President and Chief Executive Officer. Mr. Robert J. Friedland also resigned from his membership on the Board of Directors. A copy of each of the Succession Plan and the Press Release announcing such Succession Plan is attached to this Current Report on Form 8-K as an exhibit and is hereby incorporated by reference.

         In connection with the resignation of Mr. Cervantes, Marc B. Player and Pamela J. Campbell, both affiliated with The Gary Player Group of Palm Beach Gardens, Florida, were appointed to the Company's Board of Directors as well as Thomas P. Gallagher, of Princeton, New Jersey, who was named Chairman of the Board.

         The Company also appointed Carl L. Casareto to the positions of Executive Vice President and Treasurer, and pursuant to such appointment, Mr. Casareto has assumed day-to-day managerial responsibilities for the Company. The Company additionally appointed Ms. Barbara Nunez to the positions of Controller and Secretary of the Company. The Company is currently searching for a permanent Chief Executive Officer and believes that it will name one within the next sixty to ninety days. Mr. Gallagher has been appointed interim Chief Executive Officer.

         The Company has executed indemnification agreements with each of the above-named directors and officers, which indemnification agreements have been authorized and approved by the Company's Board of Directors and are attached to this Current Report on Form 8-K as exhibits and are hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         10.1 Succession Plan and Agreement dated October 12, 1999 by and among Alfonso J. Cervantes, Jr. as well as any corporation, partnership, limited liability company or any other entity controlled by Cervantes or his Spouse including Trilogy Capital Group, Inc., Judith Cervantes, Robert J. Friedland, Gary Player Direct, Inc., its subsidiaries Rhino Marketing, Inc., G.P. Direct, Inc., Digital-Golf.Com, Inc. and Gran Prix Marketing, Inc., Thomas P. Gallagher, Gallagher, Briody & Butler, William S. Schuler, Ritch Gaiti, Jeffrey Leach and Roy Tashi as principal of Lava Investments Limited, Gary Player Golf Equipment and The Gary Player Group, Gary D. Kucher, J.



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                  Paul Bagley, and Stone Pine Venture Lending, Llc and its
                  affiliated companies.

         10.2 Indemnification Agreement by and between Gary Player Direct, Inc. and Thomas P. Gallagher dated October 14, 1999.

         10.3 Indemnification Agreement by and between Gary Player Direct, Inc. and Marc B. Player dated October 14, 1999.

         10.4 Indemnification Agreement by and between Gary Player Direct, Inc. and Pamela Campbell dated October 14, 1999.

         10.5 Indemnification Agreement by and between Gary Player Direct, Inc. and Carl L. Casareto dated October 14, 1999.

         10.6 Indemnification Agreement by and between Gary Player Direct, Inc. and Barbara Nunez dated October 14, 1999.

         99.1     Press Release dated October 19, 1999.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 GARY PLAYER DIRECT, INC.


                                 By: /s/ Carl Casareto
                                     -------------------------------------------
                                     Carl Casareto, Executive Vice President and
                                     Treasurer (Principal Executive Officer)


Date:  October 25, 1999






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